UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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salesforce.com, inc.

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***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 6, 2019.

            SALESFORCE.COM, INC.

      SALESFORCE.COM, INC.

      415 MISSION STREET

      3RD FLOOR

      SAN FRANCISCO, CA 94105

      ATTN: INVESTOR RELATIONS

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 10, 2019
Date: June 6, 2019 Time: 2:00 PM PDT
Location: 350 Mission Street
San Francisco, CA 94105

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice for instructions on how to obtain proxy materials and voting instructions.

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NOTICE AND PROXY STATEMENT             ANNUAL REPORT

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Voting Items

The Board of Directors recommends you vote FOR the following: 1. Election of Directors	The Board of Directors recommends you vote FOR management proposals 2 through 5.

  Nominees:

  1a.     Marc Benioff

  1b.     Keith Block

  1c.     Parker Harris

  1d.     Craig Conway

  1e.     Alan Hassenfeld

  1f.     Neelie Kroes

  1g.     Colin Powell

  1h.     Sanford Robertson

  1i.      John V. Roos

  1j.      Bernard Tyson

  1k.     Robin Washington

  1l.      Maynard Webb

  1m.    Susan Wojcicki

2.  Amendment and restatement of our Certificate of Incorporation to remove supermajority voting provisions relating to:

2a.   Amendments to the Certificate of Incorporation and Bylaws; and

2b.  Removal of directors.

3.  Amendment and restatement of our 2013 Equity Incentive Plan to, among other things, increase the number of shares authorized for issuance by 35.5 million shares.

4.  Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2020.

5.  An advisory vote to approve the fiscal 2019 compensation of our named executive officers.

The Board of Directors recommends you vote AGAINST proposal 6, if properly presented at the meeting.

6.  A stockholder proposal regarding a “true diversity” board policy.

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.